UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004

Date of Filing: August 13, 2004

Lynx Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (510) 670-9300

Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On August 13, 2004, Lynx Therapeutics, Inc. issued a press release announcing financial results for the six months ended June 30, 2004. A copy of such press release, entitled “Lynx Reports 2004 Second Quarter Financial Results - Business Update Conference Call to Begin at 11:00 a.m. ET Today-,” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Lynx Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LYNX THERAPEUTICS, INC.
Dated: August 13, 2004	By:	/s/ Kevin P. Corcoran
Kevin P. Corcoran
President and Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

99.1	Press release entitled “Lynx Reports 2004 Second Quarter Financial Results — Business Update Conference Call to Begin at 11:00 a.m. ET Today-,” dated August 13, 2004.